Exhibit (j)(1)

                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 2 to the Registration Statement (Nos. 333-83397 and 811-9481) of The Huntington VA Funds on Form N-1A under the Securities Act of 1933, as amended.


                                                     /s/ Ropes & Gray

                                                     Ropes & Gray

Washington, D.C.
February 15, 2001